Exhibit 99.2
Quarterly Financial Supplement
Fourth Quarter 2023
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
4th Quarter 2023

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Financial Measures
Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.
The following non-GAAP financial measures are used in this document and other documents published by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding substantially all of the effect of net investment related gains and losses, changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits, which items can be volatile and may not reflect the underlying performance of the Company’s businesses. Additionally, adjusted operating income excludes, to the extent applicable, any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, the impact of certain tax-related items, and any other items that the Company believes are not indicative of the Company’s ongoing operations. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

2.Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company’s assumption reviews on business subject to the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments, reflected in future policy benefits remeasurement gains or losses.

3.Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.

4.Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses a non-GAAP financial measure called shareholders’ average equity position excluding AOCI and notable items.

5.Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr	Year-to-Date
(USD millions, except in force & per share and shares data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change

Net premiums	$4,108	$4,255	$3,337	$3,385	$3,446	$662	$15,085	$13,078	$2,007
Net income (loss) available to RGA's shareholders	158	287	205	252	291	(133)	902	517	385
Adjusted operating income	316	372	297	349	312	4	1,334	927	407
Adjusted operating income excluding notable items (1)	316	372	297	349	266	50	1,334	1,111	223
Return on equity	11.4%	13.9%	9.2%	7.8%	6.8%	4.6%
Adjusted operating return on equity (ex AOCI)	14.5%	14.7%	10.9%	11.2%	10.5%	4.0%
Adjusted operating return on equity (ex AOCI and notable items (1))	14.4%	14.0%	13.0%	13.1%	12.5%	1.9%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income (loss)	$2.40	$4.34	$3.09	$3.77	$4.36	$(1.96)	$13.60	$7.73	$5.87
Adjusted operating income (loss)	$4.80	$5.64	$4.46	$5.22	$4.67	$0.13	$20.12	$13.85	$6.27
Adjusted operating income (loss) excluding notable items (1)	$4.80	$5.64	$4.46	$5.22	$3.97	$0.83	$20.12	$16.59	$3.53
Diluted earnings per share (2)
Net income (loss)	$2.37	$4.29	$3.05	$3.72	$4.30	$(1.93)	$13.44	$7.64	$5.80
Adjusted operating income (loss)	$4.73	$5.57	$4.40	$5.16	$4.60	$0.13	$19.88	$13.69	$6.19
Adjusted operating income (loss) excluding notable items (1)	$4.73	$5.57	$4.40	$5.16	$3.91	$0.82	$19.88	$16.40	$3.48
Wgt. average common shares outstanding
Basic	65,853	66,127	66,518	66,779	66,748	(895)	66,317	66,945	(628)
Diluted	66,721	66,914	67,420	67,615	67,793	(1,072)	67,117	67,703	(586)

Book value per share	$138.39	$122.40	$117.87	$114.60	$106.19	$32.20	$138.39	$106.19	$32.20
Book value per share, excluding AOCI	$144.01	$142.63	$138.99	$136.56	$134.26	$9.75	$144.01	$134.26	$9.75

Shareholders’ dividends paid	$56	$56	$54	$53	$53	$3	$219	$205	$14
Share buybacks	$50	$50	$50	$50	$25	$25	$200	$75	$125
Total returned to shareholders	$106	$106	$104	$103	$78	$28	$419	$280	$139

Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,690	19,439	19,099	18,771	18,635	1,055	19,690	18,635	1,055
Common shares outstanding	65,621	65,872	66,212	66,540	66,676	(1,055)	65,621	66,676	(1,055)

Assumed life reinsurance in force (in billions)	$3,704.1	$3,499.4	$3,479.5	$3,426.7	$3,400.7	$303.4
Assumed new business production (in billions)	$97.6	$96.7	$88.2	$80.6	$92.5	$5.1	$363.1	$408.9	$(45.8)

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$4,108	$4,255	$3,337	$3,385	$3,446	$662	$15,085	$13,078	$2,007
Net investment income	956	922	857	856	828	128	3,591	3,161	430
Investment related gains (losses), net	(155)	(126)	(123)	(77)	(6)	(149)	(481)	(539)	58
Other revenue	98	102	85	87	89	9	372	527	(155)
Total revenues	5,007	5,153	4,156	4,251	4,357	650	18,567	16,227	2,340
Benefits and expenses:
Claims and other policy benefits	3,837	3,959	3,013	3,063	3,125	712	13,872	11,982	1,890
Future policy benefits remeasurement (gains) losses	33	(82)	13	(26)	(11)	44	(62)	291	(353)
Market risk benefits remeasurement (gains) losses	28	(21)	(31)	14	(19)	47	(10)	10	(20)
Interest credited	217	223	209	215	214	3	864	682	182
Policy acquisition costs and other insurance expenses	369	348	349	331	323	46	1,397	1,344	53
Other operating expenses	290	274	275	250	289	1	1,089	1,009	80
Interest expense	69	72	63	53	55	14	257	191	66
Total benefits and expenses	4,843	4,773	3,891	3,900	3,976	867	17,407	15,509	1,898
Income (loss) before income taxes	164	380	265	351	381	(217)	1,160	718	442
Provision for income taxes	4	91	58	98	88	(84)	251	197	54
Net income (loss)	160	289	207	253	293	(133)	909	521	388
Net income attributable to noncontrolling interest	2	2	2	1	2	—	7	4	3
Net income (loss) available to RGA's shareholders	$158	$287	$205	$252	$291	$(133)	$902	$517	$385
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$164	$380	$265	$351	$381	$(217)	$1,160	$718	$442
Investment and derivative (gains) losses (1)	(18)	134	117	127	(46)	28	360	425	(65)
Market risk benefits remeasurement (gains) losses	28	(21)	(31)	14	(19)	47	(10)	10	(20)
Change in fair value of funds withheld embedded derivatives (1)	181	(1)	20	(37)	67	114	163	173	(10)
Funds withheld (gains) losses - investment income	(3)	(4)	2	—	2	(5)	(5)	24	(29)
EIA embedded derivatives - interest credited	5	(7)	3	(7)	1	4	(6)	(53)	47
Investment (income) loss on unit-linked variable annuities	(3)	2	2	—	2	(5)	1	24	(23)
Interest credited on unit-linked variable annuities	3	(2)	(2)	—	(2)	5	(1)	(24)	23
Interest expense on uncertain tax positions	(1)	1	—	—	—	(1)	—	—	—
Other	30	(1)	—	8	1	29	37	(80)	117
Adjusted operating income before income taxes	386	481	376	456	387	(1)	1,699	1,217	482
Notable items (2)	—	(3)	—	—	(61)	61	(3)	242	(245)
Adjusted operating income before income taxes excluding notable items	$386	$478	$376	$456	$326	$60	$1,696	$1,459	$237

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
After-tax adjusted operating income reconciliation:
GAAP net income (loss) attributable to RGA	$158	$287	$205	$252	$291	$(133)	$902	$517	$385
Investment and derivative (gains) losses (1)	(14)	104	88	102	(14)	—	280	352	(72)
Market risk benefits remeasurement (gains) losses	22	(17)	(24)	11	(15)	37	(8)	8	(16)
Change in fair value of funds withheld embedded derivatives (1)	143	(1)	16	(29)	53	90	129	137	(8)
Funds withheld (gains) losses - investment income	(2)	(4)	2	—	2	(4)	(4)	19	(23)
EIA embedded derivatives - interest credited	4	(6)	3	(6)	1	3	(5)	(42)	37
Investment (income) loss on unit-linked variable annuities	(2)	1	2	—	2	(4)	1	19	(18)
Interest credited on unit-linked variable annuities	2	(1)	(2)	—	(2)	4	(1)	(19)	18
Interest expense on uncertain tax positions	(1)	1	—	—	—	(1)	—	—	—
Other	23	—	—	6	1	22	29	(63)	92
Uncertain tax positions and other tax related items	(19)	6	5	12	(9)	(10)	4	(5)	9
Net income attributable to noncontrolling interest	2	2	2	1	2	—	7	4	3
Adjusted operating income	316	372	297	349	312	4	1,334	927	407
Notable items (2)	—	—	—	—	(46)	46	—	184	(184)
Adjusted operating income excluding notable items	$316	$372	$297	$349	$266	$50	$1,334	$1,111	$223

Diluted earnings per share - adjusted operating income (loss) (3)	$4.73	$5.57	$4.40	$5.16	$4.60	$0.13	$19.88	$13.69	$6.19
Diluted earnings per share - adjusted operating income (loss) excluding notable items (3)	$4.73	$5.57	$4.40	$5.16	$3.91	$0.82	$19.88	$16.40	$3.48

Foreign currency effect on (4):
Net premiums	$18	$13	$(45)	$(112)	$(164)	$182	$(126)	$(490)	$364
Adjusted operating income (loss) before income taxes	$3	$1	$(6)	$(16)	$(18)	$21	$(18)	$(48)	$30

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2023	2023	2023	2023	2022
Assets
Fixed maturity securities available-for-sale, at fair value	$60,467	$54,171	$56,236	$56,085	$52,901
Equity securities, at fair value	139	133	136	138	134
Mortgage loans	7,377	7,231	7,038	6,833	6,590
Policy loans	1,206	1,180	1,202	1,221	1,231
Funds withheld at interest	5,683	5,725	5,862	5,976	6,003
Limited partnerships and real estate joint ventures	2,635	2,560	2,473	2,405	2,327
Short-term investments	222	141	224	246	154
Other invested assets	1,171	1,091	1,119	1,111	1,140
Total investments	78,900	72,232	74,290	74,015	70,480
Cash and cash equivalents	2,970	2,820	2,598	3,294	2,927
Accrued investment income	759	744	702	672	630
Premiums receivable and other reinsurance balances	3,528	3,279	3,321	3,114	3,013
Reinsurance ceded receivables and other	5,448	2,818	2,664	2,723	2,671
Deferred policy acquisition costs	4,617	4,289	4,286	4,257	4,128
Other assets	1,401	1,240	1,179	1,045	1,055
Total assets	$97,623	$87,422	$89,040	$89,120	$84,904
Liabilities and equity
Future policy benefits	$41,231	$36,474	$38,239	$38,222	$35,689
Interest-sensitive contract liabilities	30,273	29,365	29,910	30,405	30,342
Market risk benefits, at fair value	258	224	235	261	247
Other policy claims and benefits	2,730	2,654	2,579	2,558	2,480
Other reinsurance balances	1,103	750	858	851	725
Deferred income taxes	1,862	1,601	1,424	1,446	1,383
Other liabilities	2,085	1,750	1,477	1,497	1,486
Funds withheld payable	4,483	2,001	1,573	1,709	1,420
Long-term debt	4,427	4,450	4,850	4,455	3,961
Total liabilities	88,452	79,269	81,145	81,404	77,733
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,544	2,534	2,522	2,506	2,502
Retained earnings	8,805	8,713	8,483	8,336	8,169
Treasury stock	(1,900)	(1,852)	(1,803)	(1,756)	(1,720)
Accumulated other comprehensive income (loss), net of taxes (AOCI):
Accumulated currency translation adjustment	68	(33)	26	(94)	(116)
Unrealized (depreciation) appreciation of securities	(3,667)	(6,659)	(4,879)	(4,393)	(5,496)
Effect of updating discount rates on future policy benefits	3,256	5,366	3,460	3,034	3,755
Change in instrument-specific credit risk for market risk benefits	3	7	13	14	13
Pension and postretirement benefits	(29)	(14)	(18)	(22)	(27)
Total RGA, Inc. shareholders’ equity	9,081	8,063	7,805	7,626	7,081
Noncontrolling interest	90	90	90	90	90
Total equity	9,171	8,153	7,895	7,716	7,171
Total liabilities and equity	$97,623	$87,422	$89,040	$89,120	$84,904
Total RGA, Inc. shareholders’ equity, excluding AOCI	$9,450	$9,396	$9,203	$9,087	$8,952

See appendix for reconciliation of total shareholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$1,912	$1,746	$1,750	$1,615	$1,778	$134	$7,023	$6,590	$433
Net investment income	210	195	180	193	224	(14)	778	900	(122)
Investment related gains (losses), net	6	2	(1)	(1)	6	—	6	48	(42)
Other revenue	2	6	3	5	5	(3)	16	27	(11)
Total revenues	2,130	1,949	1,932	1,812	2,013	117	7,823	7,565	258

Benefits and expenses:
Claims and other policy benefits	1,779	1,611	1,592	1,447	1,642	137	6,429	6,133	296
Future policy benefits remeasurement (gains) losses	63	(20)	24	7	10	53	74	262	(188)
Interest credited	20	19	18	18	17	3	75	69	6
Policy acquisition costs and other insurance expenses	184	184	187	175	178	6	730	722	8
Other operating expenses	54	50	49	44	52	2	197	184	13
Total benefits and expenses	2,100	1,844	1,870	1,691	1,899	201	7,505	7,370	135

Income (loss) before income taxes	$30	$105	$62	$121	$114	$(84)	$318	$195	$123

Loss and expense ratios:
Loss ratio (1)	96.3%	91.1%	92.3%	90.0%	92.9%	3.4%	92.6%	97.0%	(4.4)%
Policy acquisition costs and other insurance expenses	9.6%	10.5%	10.7%	10.8%	10.0%	(0.4)%	10.4%	11.0%	(0.6)%
Other operating expenses	2.8%	2.9%	2.8%	2.7%	2.9%	(0.1)%	2.8%	2.8%	—%

Foreign currency effect on (2):
Net premiums	$3	$5	$3	$2	$1	$2	$13	$2	$11
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assumed life reinsurance in force (in billions)	$1,703.6	$1,693.1	$1,685.3	$1,676.8	$1,672.2	$31.4
Assumed new business production (in billions)	$47.9	$36.7	$35.6	$34.1	$36.4	$11.5	$154.3	$145.9	$8.4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$1,912	$1,746	$1,750	$1,615	$1,778	$134	$7,023	$6,590	$433
Net investment income	211	195	180	193	224	(13)	779	900	(121)
Other revenue	2	6	3	5	5	(3)	16	27	(11)
Total revenues	2,125	1,947	1,933	1,813	2,007	118	7,818	7,517	301

Benefits and expenses:
Claims and other policy benefits	1,779	1,611	1,592	1,447	1,642	137	6,429	6,133	296
Future policy benefits remeasurement (gains) losses	63	(20)	24	7	10	53	74	262	(188)
Interest credited	20	19	18	18	17	3	75	69	6
Policy acquisition costs and other insurance expenses	184	184	187	175	178	6	730	722	8
Other operating expenses	54	50	49	44	52	2	197	184	13
Total benefits and expenses	2,100	1,844	1,870	1,691	1,899	201	7,505	7,370	135

Adjusted operating income (loss) before income taxes	25	103	63	122	108	(83)	313	147	166
Notable items (1)	—	17	—	—	—	—	17	170	(153)
Adjusted operating income (loss) excluding notable items, before income taxes	$25	$120	$63	$122	$108	$(83)	$330	$317	$13

Loss and expense ratios:
Loss ratio (2)	96.3%	91.1%	92.3%	90.0%	92.9%	3.4%	92.6%	97.0%	(4.4)%
Policy acquisition costs and other insurance expenses	9.6%	10.5%	10.7%	10.8%	10.0%	(0.4)%	10.4%	11.0%	(0.6)%
Other operating expenses	2.8%	2.9%	2.8%	2.7%	2.9%	(0.1)%	2.8%	2.8%	—%

Foreign currency effect on (3):
Net premiums	$3	$5	$3	$2	$1	$2	$13	$2	$11
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$521	$820	$17	$163	$24	$497	$1,521	$66	$1,455
Net investment income	293	298	278	280	287	6	1,149	1,054	95
Investment related gains (losses), net	(158)	(63)	(68)	20	(128)	(30)	(269)	(342)	73
Other revenue	36	35	26	25	25	11	122	111	11
Total revenues	692	1,090	253	488	208	484	2,523	889	1,634

Benefits and expenses:
Claims and other policy benefits	585	851	45	199	52	533	1,680	205	1,475
Future policy benefits remeasurement (gains) losses	1	(25)	(1)	(4)	(2)	3	(29)	(28)	(1)
Market risk benefits remeasurement (gains) losses	28	(21)	(31)	14	(19)	47	(10)	10	(20)
Interest credited	126	137	133	129	148	(22)	525	486	39
Policy acquisition costs and other insurance expenses	77	45	47	46	47	30	215	169	46
Other operating expenses	15	14	13	11	14	1	53	46	7
Total benefits and expenses	832	1,001	206	395	240	592	2,434	888	1,546

Income (loss) before income taxes	$(140)	$89	$47	$93	$(32)	$(108)	$89	$1	$88

Assumed life reinsurance in force (in billions)	$10.3	$5.1	$5.2	$5.2	$5.2	$5.1
Assumed new business production (in billions)	$5.2	$—	$—	$—	$—	$5.2	$5.2	$—	$5.2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$521	$820	$17	$163	$24	$497	$1,521	$66	$1,455
Net investment income	289	291	279	276	286	3	1,135	1,058	77
Other revenue	36	35	26	25	25	11	122	111	11
Total revenues	846	1,146	322	464	335	511	2,778	1,235	1,543

Benefits and expenses:
Claims and other policy benefits	551	851	45	199	52	499	1,646	205	1,441
Future policy benefits remeasurement (gains) losses	1	(25)	(1)	(4)	(2)	3	(29)	(28)	(1)
Interest credited	121	144	130	136	147	(26)	531	539	(8)
Policy acquisition costs and other insurance expenses	77	45	47	38	47	30	207	169	38
Other operating expenses	15	14	13	11	14	1	53	46	7
Total benefits and expenses	765	1,029	234	380	258	507	2,408	931	1,477

Adjusted operating income (loss) before income taxes	81	117	88	84	77	4	370	304	66
Notable items (1)	—	(22)	—	—	—	—	(22)	(3)	(19)
Adjusted operating income (loss) excluding notable items, before income taxes	$81	$95	$88	$84	$77	$4	$348	$301	$47

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2023	2023	2023	2023	2022
Policyholder account balances

Fixed annuities (deferred)	$10,331	$11,066	$11,361	$11,699	$12,046
Equity-indexed annuities	$2,354	$2,469	$2,580	$2,701	$2,817
Bank-owned life insurance (BOLI) and universal life	$2,091	$2,480	$2,494	$2,505	$2,500
Other policyholder account balances	$47	$51	$52	$75	$75

Variable annuities account balances
No riders	$624	$578	$599	$598	$672
GMDB only	739	742	738	734	771
GMIB only	13	16	16	16	20
GMAB only	2	2	2	2	2
GMWB only	858	814	883	866	863
GMDB / WB	162	156	169	168	165
Other	11	12	13	12	15
Total variable annuities account balances	$2,409	$2,320	$2,420	$2,396	$2,508

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$690	$707	$843	$828	$848

Future policy benefits (at original discount rate) associated with:
Payout annuities	$4,524	$4,909	$4,181	$4,231	$4,153
Other future policy benefits	$60	$60	$62	$58	$59

Liability for market risk benefits:

Equity-indexed annuities	$159	$135	$140	$144	$132
Variable annuities (liability)	$99	$89	$95	$117	$115
Variable annuities (asset)	$9	$8	$6	$2	$—

Net interest spread (1)	1.3%	1.3%	1.4%	1.2%	1.2%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$—	$1	$—	$1	$1	$(1)	$2	$5	$(3)
Other revenue	24	24	25	26	26	(2)	99	152	(53)
Total revenues	24	25	25	27	27	(3)	101	157	(56)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	2	2	2	—	1	7	1	6
Other operating expenses	3	4	2	4	3	—	13	12	1
Total benefits and expenses	4	6	4	6	3	1	20	13	7

Income before income taxes	$20	$19	$21	$21	$24	$(4)	$81	$144	$(63)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$—	$1	$—	$1	$1	$(1)	$2	$5	$(3)
Other revenue	24	24	25	26	26	(2)	99	152	(53)
Total revenues	24	25	25	27	27	(3)	101	157	(56)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	2	2	2	—	1	7	1	6
Other operating expenses	3	4	2	4	3	—	13	12	1
Total benefits and expenses	4	6	4	6	3	1	20	13	7

Adjusted operating income (loss) before income taxes	$20	$19	$21	$21	$24	$(4)	$81	$144	$(63)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$20	$19	$21	$21	$24	$(4)	$81	$144	$(63)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$311	$302	$307	$295	$308	$3	$1,215	$1,219	$(4)
Net investment income	62	62	61	61	66	(4)	246	250	(4)
Investment related gains (losses), net	3	—	4	2	5	(2)	9	2	7
Other revenue	—	2	1	1	1	(1)	4	4	—
Total revenues	376	366	373	359	380	(4)	1,474	1,475	(1)

Benefits and expenses:
Claims and other policy benefits	294	284	282	270	285	9	1,130	1,129	1
Future policy benefits remeasurement (gains) losses	4	16	(1)	3	(10)	14	22	(2)	24
Interest credited	—	1	—	—	—	—	1	—	1
Policy acquisition costs and other insurance expenses	46	46	47	45	44	2	184	203	(19)
Other operating expenses	11	13	10	12	11	—	46	41	5
Total benefits and expenses	355	360	338	330	330	25	1,383	1,371	12

Income before income taxes	$21	$6	$35	$29	$50	$(29)	$91	$104	$(13)

Loss and expense ratios:
Loss ratio (1)	95.8%	99.3%	91.5%	92.5%	89.3%	6.5%	94.8%	92.5%	2.3%
Policy acquisition costs and other insurance expenses	14.8%	15.2%	15.3%	15.3%	14.3%	0.5%	15.1%	16.7%	(1.6)%
Other operating expenses	3.5%	4.3%	3.3%	4.1%	3.6%	(0.1)%	3.8%	3.4%	0.4%

Foreign currency effect on (2):
Net premiums	$(1)	$(8)	$(16)	$(20)	$(23)	$22	$(45)	$(47)	$2
Income before income taxes	$4	$(1)	$(2)	$(2)	$(3)	$7	$(1)	$(4)	$3

Creditor reinsurance net premiums	$18	$17	$18	$18	$17	$1	$71	$73	$(2)

Assumed life reinsurance in force (in billions)	$493.5	$477.2	$484.6	$469.5	$463.6	$29.9
Assumed new business production (in billions)	$11.1	$11.0	$11.2	$10.8	$11.9	$(0.8)	$44.1	$48.2	$(4.1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$311	$302	$307	$295	$308	$3	$1,215	$1,219	$(4)
Net investment income	62	64	61	62	67	(5)	249	252	(3)
Investment related gains, net	2	—	1	1	1	1	4	4	—
Other revenue	—	2	1	1	1	(1)	4	4	—
Total revenues	375	368	370	359	377	(2)	1,472	1,479	(7)

Benefits and expenses:
Claims and other policy benefits	294	284	282	270	285	9	1,130	1,129	1
Future policy benefits remeasurement (gains) losses	4	16	(1)	3	(10)	14	22	(2)	24
Interest credited	—	1	—	—	—	—	1	—	1
Policy acquisition costs and other insurance expenses	46	46	47	45	44	2	184	203	(19)
Other operating expenses	11	11	10	12	11	—	44	41	3
Total benefits and expenses	355	358	338	330	330	25	1,381	1,371	10

Adjusted operating income (loss) before income taxes	20	10	32	29	47	(27)	91	108	(17)
Notable items (1)	—	13	—	—	(5)	5	13	1	12
Adjusted operating income excluding notable items, before income taxes	$20	$23	$32	$29	$42	$(22)	$104	$109	$(5)

Loss and expense ratios:
Loss ratio (2)	95.8%	99.3%	91.5%	92.5%	89.3%	6.5%	94.8%	92.5%	2.3%
Policy acquisition costs and other insurance expenses	14.8%	15.2%	15.3%	15.3%	14.3%	0.5%	15.1%	16.7%	(1.6)%
Other operating expenses	3.5%	3.6%	3.3%	4.1%	3.6%	(0.1)%	3.6%	3.4%	0.2%

Foreign currency effect on (3):
Net premiums	$(1)	$(8)	$(16)	$(20)	$(23)	$22	$(45)	$(47)	$2
Adjusted operating income before income taxes	$5	$(1)	$(2)	$(2)	$(3)	$8	$—	$(4)	$4

Creditor reinsurance net premiums	$18	$17	$18	$18	$17	$1	$71	$73	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$22	$22	$23	$23	$23	$(1)	$90	$95	$(5)
Net investment income	1	1	1	1	1	—	4	5	(1)
Other revenue	4	3	2	3	4	—	12	10	2
Total revenues	27	26	26	27	28	(1)	106	110	(4)

Benefits and expenses:
Claims and other policy benefits	19	18	20	21	20	(1)	78	86	(8)
Future policy benefits remeasurement (gains) losses	—	(23)	(2)	(5)	(3)	3	(30)	(12)	(18)
Policy acquisition costs and other insurance expenses	—	1	—	1	1	(1)	2	2	—
Other operating expenses	2	—	2	—	1	1	4	3	1
Total benefits and expenses	21	(4)	20	17	19	2	54	79	(25)

Income before income taxes	$6	$30	$6	$10	$9	$(3)	$52	$31	$21

Foreign currency effect on (2):
Net premiums	$1	$(1)	$(2)	$(1)	$(2)	$3	$(3)	$(4)	$1
Income before income taxes	$—	$—	$—	$(1)	$—	$—	$(1)	$(1)	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$22	$22	$23	$23	$23	$(1)	$90	$95	$(5)
Net investment income	1	1	1	1	1	—	4	5	(1)
Other revenue	4	3	2	3	4	—	12	10	2
Total revenues	27	26	26	27	28	(1)	106	110	(4)

Benefits and expenses:
Claims and other policy benefits	19	18	20	21	20	(1)	78	86	(8)
Future policy benefits remeasurement (gains) losses	—	(23)	(2)	(5)	(3)	3	(30)	(12)	(18)
Policy acquisition costs and other insurance expenses	—	1	—	1	1	(1)	2	2	—
Other operating expenses	2	—	2	—	1	1	4	3	1
Total benefits and expenses	21	(4)	20	17	19	2	54	79	(25)

Adjusted operating income (loss) before income taxes	6	30	6	10	9	(3)	52	31	21
Notable items (2)	—	(22)	—	—	—	—	(22)	—	(22)
Adjusted operating income excluding notable items, before income taxes	$6	$8	$6	$10	$9	$(3)	$30	$31	$(1)

Foreign currency effect on (3):
Net premiums	$1	$(1)	$(2)	$(1)	$(2)	$3	$(3)	$(4)	$1
Adjusted operating income before income taxes	$(1)	$—	$—	$(1)	$—	$(1)	$(2)	$(1)	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$461	$447	$429	$438	$422	$39	$1,775	$1,736	$39
Net investment income	22	23	23	23	21	1	91	76	15
Other revenue	1	1	(1)	(1)	3	(2)	—	6	(6)
Total revenues	484	471	451	460	446	38	1,866	1,818	48

Benefits and expenses:
Claims and other policy benefits	420	429	383	390	404	16	1,622	1,586	36
Future policy benefits remeasurement (gains) losses	1	43	12	(8)	(10)	11	48	(15)	63
Policy acquisition costs and other insurance expenses	22	25	21	18	16	6	86	77	9
Other operating expenses	33	34	31	33	33	—	131	124	7
Total benefits and expenses	476	531	447	433	443	33	1,887	1,772	115

Income (loss) before income taxes	$8	$(60)	$4	$27	$3	$5	$(21)	$46	$(67)

Loss and expense ratios:
Loss ratio (1)	91.3%	105.6%	92.1%	87.2%	93.4%	(2.1)%	94.1%	90.5%	3.6%
Policy acquisition costs and other insurance expenses	4.8%	5.6%	4.9%	4.1%	3.8%	1.0%	4.8%	4.4%	0.4%
Other operating expenses	7.2%	7.6%	7.2%	7.5%	7.8%	(0.6)%	7.4%	7.1%	0.3%

Foreign currency effect on (2):
Net premiums	$14	$20	$(6)	$(41)	$(53)	$67	$(13)	$(183)	$170
Income (loss) before income taxes	$1	$(4)	$1	$(1)	$—	$1	$(3)	$(3)	$—

Critical illness net premiums	$37	$34	$35	$33	$33	$4	$139	$149	$(10)

Assumed life reinsurance in force (in billions)	$960.1	$814.5	$802.3	$759.6	$735.4	$224.7
Assumed new business production (in billions)	$16.1	$30.9	$36.6	$30.1	$35.6	$(19.5)	$113.7	$169.4	$(55.7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$461	$447	$429	$438	$422	$39	$1,775	$1,736	$39
Net investment income	22	23	23	23	21	1	91	76	15
Other revenue	1	1	(1)	(1)	3	(2)	—	6	(6)
Total revenues	484	471	451	460	446	38	1,866	1,818	48

Benefits and expenses:
Claims and other policy benefits	420	429	383	390	404	16	1,622	1,586	36
Future policy benefits remeasurement (gains) losses	1	43	12	(8)	(10)	11	48	(15)	63
Policy acquisition costs and other insurance expenses	22	25	21	18	16	6	86	77	9
Other operating expenses	33	33	31	33	33	—	130	124	6
Total benefits and expenses	476	530	447	433	443	33	1,886	1,772	114

Adjusted operating income (loss) before income taxes	8	(59)	4	27	3	5	(20)	46	(66)
Notable items (1)	—	47	—	—	—	—	47	13	34
Adjusted operating income excluding notable items, before income taxes	$8	$(12)	$4	$27	$3	$5	$27	$59	$(32)

Loss and expense ratios:
Loss ratio (2)	91.3%	105.6%	92.1%	87.2%	93.4%	(2.1)%	94.1%	90.5%	3.6%
Policy acquisition costs and other insurance expenses	4.8%	5.6%	4.9%	4.1%	3.8%	1.0%	4.8%	4.4%	0.4%
Other operating expenses	7.2%	7.4%	7.2%	7.5%	7.8%	(0.6)%	7.3%	7.1%	0.2%

Foreign currency effect on (3):
Net premiums	$14	$20	$(6)	$(41)	$(53)	$67	$(13)	$(183)	$170
Adjusted operating income (loss) before income taxes	$1	$(4)	$1	$(1)	$—	$1	$(3)	$(3)	$—

Critical illness net premiums	$37	$34	$35	$33	$33	$4	$139	$149	$(10)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$125	$118	$90	$125	$127	$(2)	$458	$486	$(28)
Net investment income	62	56	45	46	44	18	209	151	58
Investment related gains (losses), net	(8)	(21)	(9)	(6)	(11)	3	(44)	(26)	(18)
Other revenue	1	7	4	4	6	(5)	16	15	1
Total revenues	180	160	130	169	166	14	639	626	13

Benefits and expenses:
Claims and other policy benefits	96	95	68	104	106	(10)	363	428	(65)
Future policy benefits remeasurement (gains) losses	(42)	(33)	(5)	(9)	(12)	(30)	(89)	(21)	(68)
Interest credited	3	(2)	(2)	—	(2)	5	(1)	(24)	23
Policy acquisition costs and other insurance expenses	1	2	2	2	2	(1)	7	7	—
Other operating expenses	16	14	15	13	16	—	58	54	4
Total benefits and expenses	74	76	78	110	110	(36)	338	444	(106)

Income before income taxes	$106	$84	$52	$59	$56	$50	$301	$182	$119

Foreign currency effect on (2):
Net premiums	$6	$9	$(1)	$(12)	$(17)	$23	$2	$(56)	$58
Income before income taxes	$5	$6	$—	$(6)	$(4)	$9	$5	$(17)	$22

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$125	$118	$90	$125	$127	$(2)	$458	$486	$(28)
Net investment income	59	59	48	49	48	11	215	193	22
Investment related gains (losses), net	(2)	2	4	1	4	(6)	5	18	(13)
Other revenue	1	7	4	4	6	(5)	16	15	1
Total revenues	183	186	146	179	185	(2)	694	712	(18)

Benefits and expenses:
Claims and other policy benefits	96	95	68	104	106	(10)	363	428	(65)
Future policy benefits remeasurement (gains) losses	(42)	(33)	(5)	(9)	(12)	(30)	(89)	(21)	(68)
Policy acquisition costs and other insurance expenses	1	2	2	2	2	(1)	7	7	—
Other operating expenses	16	14	15	13	16	—	58	54	4
Total benefits and expenses	71	78	80	110	112	(41)	339	468	(129)

Adjusted operating income (loss) before income taxes	112	108	66	69	73	39	355	244	111
Notable items (2)	—	(34)	—	—	(14)	14	(34)	(14)	(20)
Adjusted operating income excluding notable items, before income taxes	$112	$74	$66	$69	$59	$53	$321	$230	$91

Foreign currency effect on (3):
Net premiums	$6	$9	$(1)	$(12)	$(17)	$23	$2	$(56)	$58
Adjusted operating income before income taxes	$5	$8	$—	$(7)	$(6)	$11	$6	$(27)	$33

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$709	$737	$677	$662	$700	$9	$2,785	$2,650	$135
Net investment income	59	60	62	61	55	4	242	199	43
Investment related gains (losses), net	1	1	2	3	3	(2)	7	12	(5)
Other revenue	(1)	3	11	3	—	(1)	16	21	(5)
Total revenues	768	801	752	729	758	10	3,050	2,882	168

Benefits and expenses:
Claims and other policy benefits	594	604	579	563	548	46	2,340	2,192	148
Future policy benefits remeasurement (gains) losses	6	(39)	(14)	(9)	9	(3)	(56)	100	(156)
Policy acquisition costs and other insurance expenses	40	46	44	46	44	(4)	176	190	(14)
Other operating expenses	58	56	54	50	57	1	218	206	12
Total benefits and expenses	698	667	663	650	658	40	2,678	2,688	(10)

Income (loss) before income taxes	$70	$134	$89	$79	$100	$(30)	$372	$194	$178

Loss and expense ratios:
Loss ratio (1)	84.6%	76.7%	83.5%	83.7%	79.6%	5.0%	82.0%	86.5%	(4.5)%
Policy acquisition costs and other insurance expenses	5.6%	6.2%	6.5%	6.9%	6.3%	(0.7)%	6.3%	7.2%	(0.9)%
Other operating expenses	8.2%	7.6%	8.0%	7.6%	8.1%	0.1%	7.8%	7.8%	—%

Foreign currency effect on (2):
Net premiums	$(3)	$(10)	$(21)	$(33)	$(61)	$58	$(67)	$(172)	$105
Income (loss) before income taxes	$—	$—	$(2)	$(3)	$(6)	$6	$(5)	$(1)	$(4)

Critical illness net premiums	$344	$368	$341	$299	$324	$20	$1,352	$1,216	$136

Assumed life reinsurance in force (in billions)	$528.6	$501.8	$495.4	$508.2	$518.6	$10.0
Assumed new business production (in billions)	$17.3	$17.1	$4.7	$3.9	$8.6	$8.7	$43.0	$45.3	$(2.3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$709	$737	$677	$662	$700	$9	$2,785	$2,650	$135
Net investment income	59	60	62	61	55	4	242	199	43
Investment related gains (losses), net	1	1	2	3	3	(2)	7	12	(5)
Other revenue	(1)	3	11	3	—	(1)	16	21	(5)
Total revenues	768	801	752	729	758	10	3,050	2,882	168

Benefits and expenses:
Claims and other policy benefits	594	604	579	563	548	46	2,340	2,192	148
Future policy benefits remeasurement (gains) losses	6	(39)	(14)	(9)	9	(3)	(56)	100	(156)
Policy acquisition costs and other insurance expenses	40	46	44	46	44	(4)	176	190	(14)
Other operating expenses	57	56	54	50	57	—	217	206	11
Total benefits and expenses	697	667	663	650	658	39	2,677	2,688	(11)

Adjusted operating income (loss) before income taxes	71	134	89	79	100	(29)	373	194	179
Notable items (1)	—	(2)	—	—	(42)	42	(2)	75	(77)
Adjusted operating income excluding notable items, before income taxes	$71	$132	$89	$79	$58	$13	$371	$269	$102

Loss and expense ratios:
Loss ratio (2)	84.6%	76.7%	83.5%	83.7%	79.6%	5.0%	82.0%	86.5%	(4.5)%
Policy acquisition costs and other insurance expenses	5.6%	6.2%	6.5%	6.9%	6.3%	(0.7)%	6.3%	7.2%	(0.9)%
Other operating expenses	8.0%	7.6%	8.0%	7.6%	8.1%	(0.1)%	7.8%	7.8%	—%

Foreign currency effect on (3):
Net premiums	$(3)	$(10)	$(21)	$(33)	$(61)	$58	$(67)	$(172)	$105
Adjusted operating income (loss) before income taxes	$1	$(1)	$(3)	$(2)	$(6)	$7	$(5)	$(1)	$(4)

Critical illness net premiums	$344	$368	$341	$299	$324	$20	$1,352	$1,216	$136

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$47	$63	$44	$64	$64	$(17)	$218	$236	$(18)
Net investment income	136	117	125	108	94	42	486	270	216
Investment related gains (losses), net	61	(66)	(51)	(51)	83	(22)	(107)	(205)	98
Other revenue	9	16	18	10	—	9	53	174	(121)
Total revenues	253	130	136	131	241	12	650	475	175

Benefits and expenses:
Claims and other policy benefits	50	67	44	69	68	(18)	230	223	7
Future policy benefits remeasurement (gains) losses	—	(1)	—	(1)	7	(7)	(2)	7	(9)
Interest credited	49	54	46	54	39	10	203	119	84
Policy acquisition costs and other insurance expenses	25	21	19	16	12	13	81	60	21
Other operating expenses	7	5	7	6	6	1	25	20	5
Total benefits and expenses	131	146	116	144	132	(1)	537	429	108

Income (loss) before income taxes	$122	$(16)	$20	$(13)	$109	$13	$113	$46	$67

Foreign currency effect on (2):
Net premiums	$(2)	$(2)	$(2)	$(7)	$(9)	$7	$(13)	$(30)	$17
Income (loss) before income taxes	$(6)	$1	$—	$—	$(17)	$11	$(5)	$14	$(19)

Assumed life reinsurance in force (in billions)	$8.0	$7.7	$6.7	$7.4	$5.7	$2.3
Assumed new business production (in billions)	$—	$1.0	$0.1	$1.7	$—	$—	$2.8	$0.1	$2.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net premiums	$47	$63	$44	$64	$64	$(17)	$218	$236	$(18)
Net investment income	136	117	125	108	94	42	486	270	216
Investment related gains, net	2	2	4	4	5	(3)	12	17	(5)
Other revenue	12	8	5	8	7	5	33	67	(34)
Total revenues	197	190	178	184	170	27	749	590	159

Benefits and expenses:
Claims and other policy benefits	50	67	44	69	68	(18)	230	223	7
Future policy benefits remeasurement (gains) losses	—	(1)	—	(1)	7	(7)	(2)	7	(9)
Interest credited	49	54	46	54	39	10	203	119	84
Policy acquisition costs and other insurance expenses	25	21	19	16	12	13	81	60	21
Other operating expenses	7	5	7	6	6	1	25	20	5
Total benefits and expenses	131	146	116	144	132	(1)	537	429	108

Adjusted operating income (loss) before income taxes	66	44	62	40	38	28	212	161	51
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$66	$44	$62	$40	$38	$28	$212	$161	$51

Foreign currency effect on (3):
Net premiums	$(2)	$(2)	$(2)	$(7)	$(9)	$7	$(13)	$(30)	$17
Adjusted operating income before income taxes	$(2)	$(2)	$(2)	$(3)	$(3)	$1	$(9)	$(14)	$5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$111	$109	$82	$82	$35	$76	$384	$251	$133
Investment related gains (losses), net	(60)	21	—	(44)	36	(96)	(83)	(28)	(55)
Other revenue	22	5	(4)	11	19	3	34	7	27
Total revenues	73	135	78	49	90	(17)	335	230	105

Benefits and expenses:
Interest credited	19	14	14	14	12	7	61	32	29
Policy acquisition costs and other insurance income	(27)	(24)	(20)	(20)	(21)	(6)	(91)	(87)	(4)
Other operating expenses	91	84	92	77	96	(5)	344	319	25
Interest expense	69	72	63	53	55	14	257	191	66
Total benefits and expenses	152	146	149	124	142	10	571	455	116

Loss before income taxes	$(79)	$(11)	$(71)	$(75)	$(52)	$(27)	$(236)	$(225)	$(11)

Foreign currency effect on (1):
Loss before income taxes	$(5)	$1	$(1)	$—	$(7)	$2	$(5)	$(3)	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Revenues:
Net investment income	$111	$109	$82	$82	$35	$76	$384	$251	$133
Investment related gains, net	5	2	3	4	2	3	14	8	6
Other revenue	15	9	6	13	13	2	43	34	9
Total revenues	131	120	91	99	50	81	441	293	148

Benefits and expenses:
Interest credited	19	14	14	14	12	7	61	32	29
Policy acquisition costs and other insurance income	(27)	(24)	(20)	(20)	(21)	(6)	(91)	(87)	(4)
Other operating expenses	92	84	89	77	96	(4)	342	319	23
Interest expense	70	71	63	53	55	15	257	191	66
Total benefits and expenses	154	145	146	124	142	12	569	455	114

Adjusted operating income (loss) before income taxes	(23)	(25)	(55)	(25)	(92)	69	(128)	(162)	34
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$(23)	$(25)	$(55)	$(25)	$(92)	$69	$(128)	$(162)	$34

Foreign currency effect on (2):
Adjusted operating income (loss) before income taxes	$(6)	$1	$—	$—	$—	$(6)	$(5)	$2	$(7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
U.S. and Latin America:
Traditional	$30	$105	$62	$121	$114	$(84)	$318	$195	$123
Financial Solutions:
Asset Intensive	(140)	89	47	93	(32)	(108)	89	1	88
Capital Solutions	20	19	21	21	24	(4)	81	144	(63)
Total U.S. and Latin America	(90)	213	130	235	106	(196)	488	340	148
Canada:
Traditional	21	6	35	29	50	(29)	91	104	(13)
Financial Solutions	6	30	6	10	9	(3)	52	31	21
Total Canada	27	36	41	39	59	(32)	143	135	8
Europe, Middle East and Africa:
Traditional	8	(60)	4	27	3	5	(21)	46	(67)
Financial Solutions	106	84	52	59	56	50	301	182	119
Total Europe, Middle East and Africa	114	24	56	86	59	55	280	228	52
Asia Pacific:
Traditional	70	134	89	79	100	(30)	372	194	178
Financial Solutions	122	(16)	20	(13)	109	13	113	46	67
Total Asia Pacific	192	118	109	66	209	(17)	485	240	245
Corporate and Other	(79)	(11)	(71)	(75)	(52)	(27)	(236)	(225)	(11)
Consolidated income (loss) before income taxes	$164	$380	$265	$351	$381	$(217)	$1,160	$718	$442

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
U.S. and Latin America:
Traditional	$25	$103	$63	$122	$108	$(83)	$313	$147	$166
Financial Solutions:
Asset Intensive	81	117	88	84	77	4	370	304	66
Capital Solutions	20	19	21	21	24	(4)	81	144	(63)
Total U.S. and Latin America	126	239	172	227	209	(83)	764	595	169
Canada:
Traditional	20	10	32	29	47	(27)	91	108	(17)
Financial Solutions	6	30	6	10	9	(3)	52	31	21
Total Canada	26	40	38	39	56	(30)	143	139	4
Europe, Middle East and Africa:
Traditional	8	(59)	4	27	3	5	(20)	46	(66)
Financial Solutions	112	108	66	69	73	39	355	244	111
Total Europe, Middle East and Africa	120	49	70	96	76	44	335	290	45
Asia Pacific:
Traditional	71	134	89	79	100	(29)	373	194	179
Financial Solutions	66	44	62	40	38	28	212	161	51
Total Asia Pacific	137	178	151	119	138	(1)	585	355	230
Corporate and Other	(23)	(25)	(55)	(25)	(92)	69	(128)	(162)	34
Consolidated adjusted operating income (loss) before income taxes	386	481	376	456	387	(1)	1,699	1,217	482
Notable items (1)	—	(3)	—	—	(61)	61	(3)	242	(245)
Consolidated adjusted operating income (loss) excluding notable items before income taxes	$386	$478	$376	$456	$326	$60	$1,696	$1,459	$237

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2023	2023	2023	2023	2022
Fixed maturity securities, available-for-sale (1)	$60,467	$54,171	$56,236	$56,085	$52,901
Equity securities	139	133	136	138	134
Mortgage loans	7,377	7,231	7,038	6,833	6,590
Policy loans	1,206	1,180	1,202	1,221	1,231
Funds withheld at interest	5,683	5,725	5,862	5,976	6,003
Limited partnerships and real estate joint ventures	2,635	2,560	2,473	2,405	2,327
Short-term investments	222	141	224	246	154
Other invested assets	1,171	1,091	1,119	1,111	1,140
Cash and cash equivalents	2,970	2,820	2,598	3,294	2,927
Total cash and invested assets	$81,870	$75,052	$76,888	$77,309	$73,407

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Average invested assets at amortized cost (1)	$37,169	$37,051	$36,124	$35,863	$35,300	$1,869	$35,921	$34,398	$1,523
Net investment income (1)	$443	$430	$393	$415	$386	$57	$1,681	$1,614	$67
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.86%	4.72%	4.42%	4.71%	4.45%	41 bps	4.68%	4.69%	(1) bp
Variable investment income ("VII") (included in net investment income) (1)	$44	$39	$17	$39	$42	$2	$139	$291	$(152)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.60%	4.51%	4.43%	4.45%	4.14%	46 bps	4.50%	4.00%	50 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	December 31, 2023
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$42,014	$62	$554	$3,751	$38,755	64.1%
Canadian government	3,477	—	473	33	3,917	6.5%
Japanese government	3,630	—	3	502	3,131	5.2%
ABS	4,661	12	19	239	4,429	7.3%
CMBS	1,969	1	7	202	1,773	2.9%
RMBS	1,173	—	8	102	1,079	1.8%
U.S. government	2,725	—	9	214	2,520	4.2%
State and political subdivisions	1,236	—	7	129	1,114	1.8%
Other foreign government	4,092	—	45	388	3,749	6.2%
Total fixed maturity securities	$64,977	$75	$1,125	$5,560	$60,467	100.0%

	December 31, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$38,963	$27	$168	$5,135	$33,969	64.2%
Canadian government	3,311	—	381	66	3,626	6.9%
Japanese government	3,033	—	4	478	2,559	4.8%
ABS	4,324	10	4	440	3,878	7.3%
CMBS	1,835	—	—	212	1,623	3.1%
RMBS	1,054	—	1	114	941	1.8%
U.S. government	1,690	—	4	212	1,482	2.8%
State and political subdivisions	1,282	—	10	173	1,119	2.1%
Other foreign government	4,171	—	22	489	3,704	7.0%
Total fixed maturity securities	$59,663	$37	$594	$7,319	$52,901	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	December 31, 2023				December 31, 2022
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,474	$6,109	15.8%	A-	$6,281	$5,672	16.7%	A-
Brokerage/asset managers/exchanges	1,320	1,194	3.1%	A-	1,302	1,115	3.3%	A-
Finance companies	367	330	0.9%	BBB+	410	350	1.0%	BBB
Insurance	4,507	4,086	10.5%	A-	4,452	3,851	11.3%	A-
REITs	1,401	1,269	3.2%	BBB+	1,205	1,013	3.0%	BBB+
Other finance	983	801	2.1%	A-	901	679	2.0%	A-
Total financial institutions	$15,052	$13,789	35.6%		$14,551	$12,680	37.3%
Industrials
Basic	$1,940	$1,797	4.6%	BBB+	$1,921	$1,690	5.0%	BBB
Capital goods	1,664	1,531	4.0%	BBB	1,734	1,550	4.6%	BBB
Communications	2,853	2,635	6.8%	BBB	2,517	2,136	6.3%	BBB
Consumer cyclical	2,286	2,139	5.5%	BBB+	1,997	1,748	5.1%	BBB+
Consumer noncyclical	5,057	4,661	12.0%	BBB+	4,625	4,052	11.9%	BBB+
Energy	2,317	2,171	5.6%	A-	2,050	1,801	5.3%	BBB+
Technology	1,899	1,819	4.7%	BBB+	1,617	1,461	4.3%	BBB+
Transportation	2,286	2,100	5.4%	A-	2,160	1,859	5.5%	BBB+
Other industrial	1,111	1,082	2.8%	BBB	1,003	960	2.8%	BBB
Total industrials	$21,413	$19,935	51.4%		$19,624	$17,257	50.8%
Utilities
Electric	$4,371	$3,973	10.3%	A-	$3,779	$3,200	9.4%	A-
Natural gas	770	694	1.8%	A-	664	553	1.7%	A-
Other utility	408	364	0.9%	BBB+	345	279	0.8%	BBB+
Total utilities	$5,549	$5,031	13.0%		$4,788	$4,032	11.9%
Total	$42,014	$38,755	100.0%	BBB+	$38,963	$33,969	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		December 31, 2023			September 30, 2023			June 30, 2023			March 31, 2023			December 31, 2022
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$41,469	$38,739	64.1%	$38,876	$33,799	62.4%	$38,928	$35,512	63.1%	$38,291	$35,308	63.0%	$36,217	$32,295	61.1%
2	BBB	19,793	18,261	30.2%	19,959	17,134	31.6%	19,840	17,517	31.2%	19,832	17,658	31.5%	20,188	17,580	33.2%
3	BB	3,068	2,956	4.9%	2,902	2,780	5.1%	2,919	2,801	5.0%	2,811	2,698	4.8%	2,734	2,607	5.0%
4	B	479	396	0.7%	439	368	0.7%	347	328	0.6%	402	340	0.6%	397	331	0.6%
5	CCC	116	92	0.1%	104	81	0.2%	99	69	0.1%	100	69	0.1%	103	71	0.1%
6	In or near default	52	23	—%	52	9	—%	52	9	—%	58	12	—%	24	17	—%
	Total	$64,977	$60,467	100.0%	$62,332	$54,171	100.0%	$62,185	$56,236	100.0%	$61,494	$56,085	100.0%	$59,663	$52,901	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2023			September 30, 2023			June 30, 2023			March 31, 2023			December 31, 2022
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,086	$2,048	28.1%	$2,022	$1,967	28.2%	$1,936	$1,857	26.9%	$1,880	$1,775	26.1%	$1,825	$1,702	26.4%
ABS, excluding CLOs	2,575	2,381	32.7%	2,540	2,269	32.5%	2,574	2,308	33.5%	2,590	2,328	34.2%	2,499	2,176	33.8%
Total ABS	4,661	4,429	60.8%	4,562	4,236	60.7%	4,510	4,165	60.4%	4,470	4,103	60.3%	4,324	3,878	60.2%
CMBS	1,969	1,773	24.3%	1,959	1,710	24.5%	1,932	1,699	24.6%	1,882	1,670	24.6%	1,835	1,623	25.2%
RMBS:
Agency	444	398	5.5%	454	388	5.6%	464	413	6.0%	473	432	6.4%	476	427	6.6%
Non-agency	729	681	9.4%	718	642	9.2%	681	624	9.0%	647	592	8.7%	578	514	8.0%
Total RMBS	1,173	1,079	14.9%	1,172	1,030	14.8%	1,145	1,037	15.0%	1,120	1,024	15.1%	1,054	941	14.6%
Total	$7,803	$7,281	100.0%	$7,693	$6,976	100.0%	$7,587	$6,901	100.0%	$7,472	$6,797	100.0%	$7,213	$6,442	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2023
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$2,134	$70	$24,207	$3,524	$26,341	$3,594
Canadian government	—	—	459	33	459	33
Japanese government	876	50	2,193	452	3,069	502
ABS	336	5	3,025	223	3,361	228
CMBS	160	5	1,328	190	1,488	195
RMBS	115	3	681	99	796	102
U.S. government	614	10	717	204	1,331	214
State and political subdivisions	73	1	864	128	937	129
Other foreign government	254	3	2,290	333	2,544	336
Total investment grade securities	$4,562	$147	$35,764	$5,186	$40,326	$5,333

Below investment grade securities:
Corporate	$295	$36	$649	$121	$944	$157
ABS	—	—	68	10	68	10
CMBS	—	—	4	1	4	1
Other foreign government	—	—	193	52	193	52
Total below investment grade securities	$295	$36	$914	$184	$1,209	$220
Total fixed maturity securities	$4,857	$183	$36,678	$5,370	$41,535	$5,553

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$21,867	$2,756	$6,840	$2,225	$28,707	$4,981
Canadian government	554	42	71	23	625	65
Japanese government	815	86	1,694	392	2,509	478
ABS	1,596	153	1,931	269	3,527	422
CMBS	1,314	144	281	65	1,595	209
RMBS	664	62	181	53	845	115
U.S. government	1,202	64	253	148	1,455	212
State and political subdivisions	819	124	131	50	950	174
Other foreign government	1,942	167	1,026	260	2,968	427
Total investment grade securities	$30,773	$3,598	$12,408	$3,485	$43,181	$7,083

Below investment grade securities:
Corporate	$767	$87	$305	$61	$1,072	$148
ABS	52	6	38	9	90	15
Other foreign government	39	2	164	60	203	62
Total below investment grade securities	$858	$95	$507	$130	$1,365	$225
Total fixed maturity securities	$31,631	$3,693	$12,915	$3,615	$44,546	$7,308

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(7)	$7	$4	$(42)	$15	$(22)	$(38)	$(6)	$(32)
Impairments on fixed maturities	(2)	—	—	(1)	(2)	—	(3)	(17)	14
Realized gains on investment activity	18	12	11	31	127	(109)	72	192	(120)
Realized losses on investment activity	(102)	(61)	(37)	(75)	(160)	58	(275)	(396)	121
Net gains (losses) on fixed maturity securities available-for-sale	(93)	(42)	(22)	(87)	(20)	(73)	(244)	(227)	(17)

Net gains (losses) on equity securities	3	(2)	(4)	2	(5)	8	(1)	(21)	20
Change in mortgage loan allowance for credit losses	7	(17)	(9)	3	(8)	15	(16)	(16)	—
Change in fair value of certain limited partnership investments	16	25	10	(3)	9	7	48	38	10
Other, net	—	7	15	2	—	—	24	26	(2)

Free-standing derivatives (1):
Interest rate swaps	59	(64)	(30)	20	(2)	61	(15)	(131)	116
Interest rate options	(23)	16	(3)	(23)	(9)	(14)	(33)	3	(36)
Total return swaps	14	(8)	5	3	22	(8)	14	21	(7)
Interest rate futures	(1)	—	2	—	1	(2)	1	6	(5)
Foreign currency swaps	(3)	8	12	—	(6)	3	17	21	(4)
Foreign currency swaps - hedged	(2)	(1)	—	(1)	1	(3)	(4)	6	(10)
Foreign currency forwards	32	(37)	(74)	(19)	61	(29)	(98)	(93)	(5)
Equity options	(6)	3	(11)	(14)	(15)	9	(28)	14	(42)
Equity futures	(23)	11	(10)	(9)	(11)	(12)	(31)	22	(53)
Credit default swaps	47	(26)	10	11	37	10	42	(66)	108
CPI swaps	(1)	—	6	1	6	(7)	6	31	(25)
Total free-standing derivatives	93	(98)	(93)	(31)	85	8	(129)	(166)	37

Embedded derivatives	(181)	1	(20)	37	(67)	(114)	(163)	(173)	10

Net gains (losses) on total derivatives	(88)	(97)	(113)	6	18	(106)	(292)	(339)	47

Total investment related gains (losses), net	$(155)	$(126)	$(123)	$(77)	$(6)	$(149)	$(481)	$(539)	$58

(1) Free-standing derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$30	$105	$62	$121	$114	$(84)	$318	$195	$123
Investment and derivative (gains) losses (1)	(2)	—	—	—	1	(3)	(2)	—	(2)
Funds withheld losses - investment income	1	—	—	—	—	1	1	—	1
Change in fair value of funds withheld embedded derivatives (1)	(4)	(2)	1	1	(7)	3	(4)	(48)	44
Adjusted operating income (loss) before income taxes	25	103	63	122	108	(83)	313	147	166
Notable items (2)	—	17	—	—	—	—	17	170	(153)
Adjusted operating income excluding notable items, before income taxes	$25	$120	$63	$122	$108	$(83)	$330	$317	$13

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$(140)	$89	$47	$93	$(32)	$(108)	$89	$1	$88
Market risk benefits remeasurement (gains) losses	28	(21)	(31)	14	(19)	47	(10)	10	(20)
Investment and derivative (gains) losses (1)	(27)	62	49	18	54	(81)	102	121	(19)
Change in fair value of funds withheld embedded derivatives (1)	185	1	19	(38)	74	111	167	221	(54)
Funds withheld (gains) losses - investment income	(4)	(7)	1	(4)	(1)	(3)	(14)	4	(18)
EIA embedded derivatives - interest credited	5	(7)	3	(7)	1	4	(6)	(53)	47
Other	34	—	—	8	—	34	42	—	42
Adjusted operating income (loss) before income taxes	81	117	88	84	77	4	370	304	66
Notable items (2)	—	(22)	—	—	—	—	(22)	(3)	(19)
Adjusted operating income (loss) excluding notable items, before income taxes	$81	$95	$88	$84	$77	$4	$348	$301	$47

U.S. & Latin America Capital Solutions
Income (loss) before income taxes	$20	$19	$21	$21	$24	$(4)	$81	$144	$(63)
Adjusted operating income (loss) before income taxes	20	19	21	21	24	(4)	81	144	(63)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$20	$19	$21	$21	$24	$(4)	$81	$144	$(63)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Canada Traditional
Income (loss) before income taxes	$21	$6	$35	$29	$50	$(29)	$91	$104	$(13)
Investment and derivative (gains) losses (1)	(1)	—	(3)	(1)	(4)	3	(5)	2	(7)
Investment income - non-operating FWAI	—	2	—	1	1	(1)	3	2	1
Other	—	2	—	—	—	—	2	—	2
Adjusted operating income (loss) before income taxes	20	10	32	29	47	(27)	91	108	(17)
Notable items (2)	—	13	—	—	(5)	5	13	1	12
Adjusted operating income (loss) excluding notable items, before income taxes	$20	$23	$32	$29	$42	$(22)	$104	$109	$(5)

Canada Financial Solutions
Income before income taxes	$6	$30	$6	$10	$9	$(3)	$52	$31	$21
Adjusted operating income (loss) before income taxes	6	30	6	10	9	(3)	52	31	21
Notable items (2)	—	(22)	—	—	—	—	(22)	—	(22)
Adjusted operating income (loss) excluding notable items, before income taxes	$6	$8	$6	$10	$9	$(3)	$30	$31	$(1)

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$8	$(60)	$4	$27	$3	$5	$(21)	$46	$(67)
Other	—	1	—	—	—	—	1	—	1
Adjusted operating income (loss) before income taxes	8	(59)	4	27	3	5	(20)	46	(66)
Notable items (2)	—	47	—	—	—	—	47	13	34
Adjusted operating income (loss) excluding notable items, before income taxes	$8	$(12)	$4	$27	$3	$5	$27	$59	$(32)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$106	$84	$52	$59	$56	$50	$301	$182	$119
Investment and derivative losses (1)	6	23	13	7	15	(9)	49	44	5
Investment income - non-operating FWAI	—	1	1	3	2	(2)	5	18	(13)
Investment (income) loss on unit-linked variable annuities	(3)	2	2	—	2	(5)	1	24	(23)
Interest credited on unit-linked variable annuities	3	(2)	(2)	—	(2)	5	(1)	(24)	23
Adjusted operating income (loss) before income taxes	112	108	66	69	73	39	355	244	111
Notable items (2)	—	(34)	—	—	(14)	14	(34)	(14)	(20)
Adjusted operating income (loss) excluding notable items, before income taxes	$112	$74	$66	$69	$59	$53	$321	$230	$91

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	Quarter	2023	2022	Change
Asia Pacific Traditional
Income (loss) before income taxes	$70	$134	$89	$79	$100	$(30)	$372	$194	$178
Other	1	—	—	—	—	1	1	—	1
Adjusted operating income (loss) before income taxes	71	134	89	79	100	(29)	373	194	179
Notable items (2)	—	(2)	—	—	(42)	42	(2)	75	(77)
Adjusted operating income (loss) excluding notable items, before income taxes	$71	$132	$89	$79	$58	$13	$371	$269	$102

Asia Pacific Financial Solutions
Income (loss) before income taxes	$122	$(16)	$20	$(13)	$109	$13	$113	$46	$67
Investment and derivative (gains) losses (1)	(59)	68	55	55	(78)	19	119	222	(103)
Other	3	(8)	(13)	(2)	7	(4)	(20)	(107)	87
Adjusted operating income (loss) before income taxes	66	44	62	40	38	28	212	161	51
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$66	$44	$62	$40	$38	$28	$212	$161	$51

Corporate and Other
Income (loss) before income taxes	$(79)	$(11)	$(71)	$(75)	$(52)	$(27)	$(236)	$(225)	$(11)
Investment and derivative (gains) losses (1)	65	(19)	3	48	(34)	99	97	36	61
Interest expense on uncertain tax positions	(1)	1	—	—	—	(1)	—	—	—
Other	(8)	4	13	2	(6)	(2)	11	27	(16)
Adjusted operating income (loss) before income taxes	(23)	(25)	(55)	(25)	(92)	69	(128)	(162)	34
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$(23)	$(25)	$(55)	$(25)	$(92)	$69	$(128)	$(162)	$34

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of Shareholders’ Equity to Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2023	2023	2023	2023	2022

RGA, Inc. shareholders’ equity	$9,081	$8,063	$7,805	$7,626	$7,081
Less effect of AOCI:
Accumulated currency translation adjustments	68	(33)	26	(94)	(116)
Unrealized (depreciation) appreciation of securities	(3,667)	(6,659)	(4,879)	(4,393)	(5,496)
Effect of updating discount rates on future policy benefits	3,256	5,366	3,460	3,034	3,755
Change in instrument-specific credit risk for market risk benefits	3	7	13	14	13
Pension and postretirement benefits	(29)	(14)	(18)	(22)	(27)
RGA, Inc. shareholders’ equity, excluding AOCI	9,450	9,396	9,203	9,087	8,952
Year-to-date notable items, net of tax (1)	—	—	—	—	184
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$9,450	$9,396	$9,203	$9,087	$9,136

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2023	2023	2023	2023	2022

Book value per share	$138.39	$122.40	$117.87	$114.60	$106.19
Less effect of AOCI:
Accumulated currency translation adjustment	1.04	(0.49)	0.38	(1.41)	(1.73)
Unrealized (depreciation) appreciation of securities	(55.88)	(101.10)	(73.69)	(66.02)	(82.44)
Effect of updating discount rates on future policy benefits	49.62	81.46	52.26	45.59	56.32
Change in instrument-specific credit risk for market risk benefits	0.05	0.11	0.20	0.22	0.19
Pension and postretirement benefits	(0.45)	(0.21)	(0.27)	(0.34)	(0.41)
Book value per share, excluding AOCI	$144.01	$142.63	$138.99	$136.56	$134.26

Page 41